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NORTHERN FUNDS -- FIXED INCOME FUNDS
SUPPLEMENT DATED MAY 14, 2007 TO PROSPECTUS DATED JULY 31, 2006



The following replaces the third paragraph under "Fund Management" on page 44 of the Prospectus:

Effective March 12, 2007, the manager for the FIXED INCOME FUND is Colin A. Robertson, Senior Vice President of Northern Trust. Mr. Robertson has had such responsibility since November 2003. Mr. Robertson joined Northern Trust in 1999 and manages various fixed income portfolios.

The following replaces the sixth paragraph under "Fund Management" on page 44 of the Prospectus:

Effective March 12, 2007, the manager for the HIGH YIELD FIXED INCOME FUND is Edward J. Casey, Vice President of Northern Trust. Mr. Casey has had such responsibility since April 2005. Mr. Casey joined Northern Trust in 2002 as an investment grade securities trader. Since 2004, Mr. Casey has been an assistant portfolio manager and trader for high yield portfolios. From 1996 to 2002, he was with Columbia Management Group (formerly a FleetBoston Company) where he was a portfolio trader.

The following replaces the ninth paragraph under "Fund Management" on page 44 of the Prospectus:

Effective March 12, 2007, the manager for the SHORT-INTERMEDIATE U.S. GOVERNMENT FUND and the U.S. GOVERNMENT Fund is Daniel J. Personette, Second Vice President of Northern Trust. Mr. Personette has had such responsibility since November 2006. Mr. Personette joined Northern Trust in 1996 and for the past five years has managed various fixed income portfolios.

The following replaces the fifth paragraph under "Financial Intermediaries" on page 56 of the Prospectus:

Northern Trust also may provide compensation to certain dealers and other financial intermediaries, including affiliates of Northern Trust, for marketing and distribution in connection with the Northern Funds. Northern Trust may also sponsor informational meetings, seminars and other similar programs designed to market the Northern Funds. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all of a portion of the annual fees earned by the Investment Advisers (after adjustments). The additional compensation and payments will be paid by Northern Trust or its affiliates and will not represent an additional expense to Northern Funds or its shareholders.